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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 6, 2001


                                 LECHTERS, INC.

               (Exact Name of Registrant as Specified in Charter)


         New Jersey                    000-17870                 13-2821526
         -----------                   ---------                 ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)                File No.)             Identification No.)


 One Cape May Street, Harrison, New Jersey                                 07029

(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (973) 481-1100


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

         On April 6, 2001, three of its shareholders donated an aggregate of 4,135,276 shares of common stock, no par value, of the Company (the "Common Stock"), to the Jewish Communal Fund for the benefit of the Barbara and Donald Jonas Philanthropic Fund. The donation was made by Donald Jonas, Barbara Jonas (Mr. Jonas' wife) and the Jonas Family Partnership (of which Mr. Jonas is a partner). Prior to the donation, these shareholders beneficially owned, in the aggregate, 25.8% of the issued and outstanding shares of Common Stock.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of the Business Acquired.
                  ----------------------------------------------

                  Not Applicable.

         (b)      Pro Forma Financial Information and Exhibits.
                  ---------------------------------------------

                  Not Applicable.

         (c)      Exhibits

                  None.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2001

                                        Lechters, Inc.
                                        a New Jersey corporation


                                        By:   /s/  David Cully
                                            ------------------------------
                                            Name:  David Cully
                                            Title: Chief Executive Officer




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